UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 21, 2009
Jefferies Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-14947	95-4719745

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Madison Ave., 12th Floor, New York, New York	10022

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 212-284-2550

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 9.01. Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
EX-5.1
EX-10.1

Item 1.01. Entry into a Material Definitive Agreement.
On October 21, 2009, Jefferies Group, Inc. (the “Company”) entered into a purchase agreement (the “Agreement”) with Jefferies & Company, Inc., Citigroup Global Markets Inc., J.P. Morgan Securities Inc., BNY Mellon Capital Markets, LLC, U.S. Bancorp Investments, Inc., BNP Paribas Securities Corp., Deutsche Bank Securities Inc. and Keefe, Bruyette & Woods, Inc. (the “Underwriters”), whereby $300 million aggregate principal amount of its 3.875% Convertible Senior Debentures due 2029 were sold pursuant to the Company’s Shelf Registration Statement on Form S-3 (File No. 333-160214). The closing is expected to occur on October 26, 2009. Pursuant to the terms of the Purchase Agreement, the Company has also granted to the Underwriters the option to purchase up to an additional $45 million aggregate principal amount of the 3.875% Convertible Senior Debentures due 2029 within thirty days of the date of the Agreement. A copy of the opinion issued by legal counsel to the Company with respect to the validity of its 3.875% Convertible Senior Debentures due 2029 to be issued at the closing is filed as Exhibit 5.1 hereto.
The foregoing summary of the Agreement is qualified in its entirety by reference to the text of the Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
     The following exhibits are filed with this report:

Number	Exhibit

5.1	Opinion of Morgan Lewis & Bockius, LLP

10.1	Purchase Agreement, dated October 21, 2009, by and among Jefferies Group, Inc., Jefferies & Company, Inc., Citigroup Global Markets Inc., J.P. Morgan Securities Inc., BNY Mellon Capital Markets, Inc., U.S. Bancorp Investments, Inc., BNP Paribas Securities Corp., Deutsche Bank Securities Inc. and Keefe, Bruyette & Woods, Inc.

23.1	Consent of Morgan Lewis & Bockius, LLP (included in its opinion as Exhibit 5.1)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Jefferies Group, Inc.
Date: October 22, 2009	/s/ Roland T. Kelly
Roland T. Kelly
Assistant Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

5.1	Opinion of Morgan Lewis & Bockius, LLP

10.1	Purchase Agreement, dated October 21, 2009, by and among Jefferies Group, Inc., Jefferies & Company, Inc., Citigroup Global Markets Inc., J.P. Morgan Securities Inc., BNY Mellon Capital Markets, Inc., U.S. Bancorp Investments, Inc., BNP Paribas Securities LLC., Deutsche Bank Securities Inc., and Keefe, Bruyette & Woods, Inc.

23.1	Consent of Morgan Lewis & Bockius, LLP (included in its opinion as Exhibit 5.1)